EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

I, Dennis Harkins, President and Chief Financial Officer of Zanett, Inc. (the ”Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of the Company for the annual period ended December 31, 2010 (“the Company Form 10- K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Company Form 10- K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis Harkins	April 15, 2011
Dennis Harkins – President and Chief Financial Officer	Date